Exhibit 10.3
          THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of May 26, 2011, among Navios Maritime Acquisition Corporation, a Marshall Islands corporation, (the “Company”), Navios Acquisition Finance (US) Inc., a Delaware corporation (together with the Company, the “Co-Issuers”), the Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”) and as collateral trustee (or its permitted successor) under the Indenture referred to below (the “Collateral Trustee”).
          WITNESSETH
          WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of October 21, 2010 providing for the issuance of 8 5/8% First Priority Ship Mortgage Notes due 2017 (the “Notes”);
          WHEREAS, Section 9.01 of the Indenture provides, among other things, that the Co-Issuers, the Guarantors and the Trustee may amend or supplement the Indenture without the consent of any Holder of a Note to provide for the issuance of Additional Notes in accordance with the Indenture; and
          WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Third Supplemental Indenture.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Co-Issuers, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
          1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
          2. ADDITIONAL NOTES. On or after the date hereof, the Co-Issuers shall issue $105,000,000 in aggregate principal amount of Additional Notes which shall be considered Notes for all purposes under the Indenture. The Additional Notes and the Trustee’s certificate of authentication shall be substantially in the form included in the Indenture.
          3. RATIFICATION. Except as expressly amended by this Supplemental Indenture, each provision of the Indenture (including any pledge or grant of security interests, mortgages or other liens on the Co-Issuers’ and Guarantors’ assets, including, without limitation, the grant of the security interest and lien on the Co-Issuers in all of their right, title and interest in the Trust Monies and the Collateral Account, as security for the obligations under the Indenture and the Notes as described therein) shall remain in full force and effect, and the Indenture is in all respects agreed to, ratified and confirmed by each of the Co-Issuers, the Guarantors, the Trustee, Collateral Agent, Registrar and Paying Agent.
          4. GOVERNING LAW; WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED

BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE CO-ISSUERS, THE TRUSTEE AND THE COLLATERAL TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRD SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
          5. COUNTERPARTS. The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
          6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
          7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guarantors and the Co-Issuers.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed and attested, all as of the date first above written.

NAVIOS MARITIME ACQUISITION CORPORATION

By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Secretary

NAVIOS ACQUISITION FINANCE (US) INC.

By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	President

SHINYO DREAM LIMITED
SHINYO KANNIKA LIMITED
SHINYO LOYALTY LIMITED
SHINYO NAVIGATOR LIMITED
SHINYO OCEAN LIMITED
SHINYO SAOWALAK LIMITED
SHINYO KIERAN LIMITED
AMINDRA NAVIGATION CO.
SERIFOS SHIPPING CORPORATION
FOLEGANDROS SHIPPING CORPORATION

By:	/s/ Alexandros Laios
	Name:	Alexandros Laios
	Title:	Director

AEGEAN SEA MARITIME HOLDINGS INC.
THERA SHIPPING CORPORATION
TINOS SHIPPING CORPORATION
AMORGOS SHIPPING CORPORATION
ANDROS SHIPPING CORPORATION
ANTIPAROS SHIPPING CORPORATION
CRETE SHIPPING CORPORATION
IKARIA SHIPPING CORPORATION
IOS SHIPPING CORPORATION
KOS SHIPPING CORPORATION
MYTILENE SHIPPING CORPORATION
RHODES SHIPPING CORPORATION
SIFNOS SHIPPING CORPORATION
SKIATHOS SHIPPING CORPORATION
SKOPELOS SHIPPING CORPORATION
SYROS SHIPPING CORPORATION

By:	/s/ George Achniotis
	Name:	George Achniotis
	Title:	President/Director

AMINDRA NAVIGATION CO. SERIFOS SHIPPING CORPORATION FOLEGANDROS SHIPPING CORPORATION

By:	/s/ Alexandros Laios
	Name:	Alexandros Laios
	Title:	Secretary/Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Martin Reed
	Name:	Martin Reed
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Martin Reed
	Name:	Martin Reed
	Title:	Vice President